UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 3, 2006
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                             AMERICAN BILTRITE INC.
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                   1-4773              04-1701350
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   (State or other jurisdiction       (Commission          (IRS Employer
         of Incorporation)             File No.)        Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events.

On May 3, 2006, American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation ("Congoleum") filed a motion seeking the approval of the Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") for a settlement agreement with Travelers Casualty and Surety Company and St. Paul Fire and Marine Insurance Company ("Travelers"). American Biltrite Inc. is also a signatory to this settlement. Under the terms of the settlement, Travelers will pay $25 million in two installments over thirteen months to the trust for asbestos claimants to be formed upon confirmation of Congoleum's plan of reorganization once a plan of reorganization providing for the Section 524(g) protection specified in the settlement agreement becomes effective and the Bankruptcy Court approves the transfer of the funds by Travelers.

On December 31, 2003, Congoleum filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago.

Forward-Looking Statements

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on American Biltrite Inc.'s expectations, and American Biltrite Inc.'s understanding of Congoleum's expectations, as of the date of this report, of future events, and American Biltrite Inc. undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although American Biltrite Inc. believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. There can be no assurance that Congoleum will be successful in obtaining confirmation of its proposed amended Chapter 11 plan of reorganization in a timely manner or at all.

Any alternative plan of reorganization pursued by Congoleum or confirmed by the bankruptcy court could vary significantly from the version of the plan currently being pursued by Congoleum, including with respect to the matters described in this report. Furthermore, the estimated costs and contributions required to confirm and to effect the proposed amended plan of reorganization or an alternative plan could be significantly greater than currently estimated. Any plan of reorganization pursued by Congoleum will be subject to numerous conditions, approvals and other requirements, including bankruptcy court approvals, and there can be no assurance that such conditions, approvals and other requirements will be satisfied or obtained.

Some additional factors that could cause actual results to differ from Congoleum's and American Biltrite Inc.'s objectives for resolving asbestos liability include: (i) the future cost and timing of estimated asbestos liabilities and payments; (ii) the availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for asbestos-related claims, including insurance coverage and reimbursement for asbestos claimants under Congoleum's proposed modified plan, which certain insurers have objected to in Bankruptcy Court and are litigating in New Jersey State Court, or any other plan of reorganization; (iii) costs relating to the execution and implementation of any plan of reorganization pursued by Congoleum or relating to any other plan or reorganization proposed by any other party in interest; (iv) timely reaching an agreement with other creditors, or classes of creditors, that exist or may emerge; (v) satisfaction of the conditions and obligations under the American Biltrite Inc.'s and Congoleum's respective outstanding debt instruments, and amendment of those outstanding debt instruments, as necessary, to permit Congoleum and American Biltrite Inc. to satisfy their obligations under any plan of reorganization and to make certain covenants in those debt instruments less restrictive; (vi) the extent to which American Biltrite Inc.'s equity interest in Congoleum is diluted or otherwise reduced in connection with any plan of reorganization; (vii) the response from time-to-time of American Biltrite Inc.'s and Congoleum's lenders, customers, suppliers and other constituencies to the Chapter 11 process and related developments arising from the strategy to settle asbestos liability;
(viii) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its Chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms; (ix) timely obtaining sufficient creditor and court approval of any reorganization plan and the court overruling any objections to the plan that may be filed; (x) developments in, costs associated with and the outcome of insurance coverage litigation pending in New Jersey State Court involving Congoleum and certain insurers; (xi) the extent to which Congoleum is able to obtain reimbursement for costs it incurs in connection with the insurance coverage litigation; (xii) the impact any adopted federal legislation addressing asbestos personal injury claims may have American Biltrite Inc.'s and Congoleum's businesses, results of operations or financial conditions; (xiii) compliance with the Bankruptcy Code, including section 524(g); (xiv) the possible adoption of another party in interest's proposed plan of reorganization which may prove to be unfeasible; and (xv) the ability of American Biltrite Inc. to timely replace or refinance its secured credit facility, which expires on September 30, 2006. In addition, in view of American Biltrite Inc.'s relationships with Congoleum, American Biltrite Inc. could be affected by Congoleum's negotiations regarding its pursuit of a plan or reorganization, and there can be no assurance as to what that impact, positive or negative, might be. In any event, the failure of Congoleum to obtain confirmation and consummation of a Chapter 11 plan of reorganization would have a material adverse effect on Congoleum's business, results of operations or financial condition and could have a material adverse effect on American Biltrite Inc.'s business, results of operations or financial condition. Other factors that could cause or contribute to actual results differing from its expectations include those factors discussed in American Biltrite Inc.'s other filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and its subsequent filings.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 9, 2006                       AMERICAN BILTRITE INC.



                                         By: /s/ Howard N. Feist III
                                             ----------------------------
                                             Name:  Howard N. Feist III
                                             Title:  Chief Financial Officer